AMENDMENT NO. 1 TO CREDIT AGREEMENT

               AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of January 8, 2003 (this "Amendment"), among NORTHWESTERN CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time party hereto and CREDIT SUISSE FIRST BOSTON, as Administrative Agent (in such capacity the "Administrative Agent").

               A. Reference is made to that certain Credit  Agreement,  dated as of December 17, 2002, among the Borrower, the several banks and other financial institutions from time to time party thereto (each, a "Lender" and, collectively, the "Lenders"), Credit Suisse First Boston, and the Administrative Agent (as the same has been or may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested that the Credit Agreement be amended in accordance with the terms set forth herein.

               C. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                A G R E E M E N T

               SECTION 1. Definitions. Unless otherwise specifically defined herein, capitalized terms used herein shall have their respective meanings assigned to such terms in the Credit Agreement.

               SECTION 2. Amendment. Subject to the effectiveness of this Amendment in accordance with Section 4 hereof, the Credit Agreement is hereby amended as follows:

               (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions to appear in alphabetical order:

               `"Amendment No. 1 to Credit Agreement" shall mean Amendment No. 1 to Credit Agreement, dated as of January 8, 2003 among the Borrower, the several banks and other financial institutions from time to time party thereto and Credit Suisse First Boston, as administrative agent.'

               `"Commitment  Fee" shall  have the  meaning  ascribed  thereto in
        Section 2.4(a).'

               (b) Section 2.1 of the Credit Agreement is hereby amended by replacing the text "in a principal amount not to exceed such Lender's Commitment" with the following text:


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               "in a principal amount equal to such Lender's Commitment".

               (c) Section 2.3 of the Credit Agreement is hereby amended by replacing clause (2) with the following text:

               "(2) the aggregate amount to be borrowed (which shall be $390,000,000),".

               (d) Section 2.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in place thereof:

               "(a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (each a "Commitment Fee"), which shall accrue at seven and three-quarter percent (7.75%) per annum on the daily amount of the Commitment of such Lender then outstanding during the period from and including January 17, 2003 to but excluding the earlier of the Cash Collateral Release Date and the date on which such Commitments terminate. Accrued Commitment Fees shall be payable on the Cash Collateral Release Date or upon the termination of the Commitments. All Commitment Fees shall be computed on the basis of a 360-day year and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

               (b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for the account of CSFB or the Administrative Agent, concurrent with signing of this Agreement (or as otherwise specified therein), such fees as agreed to between the Borrower and CSFB.

               (c) Fees Generally. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the benefit of the parties entitled thereto. Fees paid shall not be refundable under any circumstances."

               (e) Section 2.6(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following in place thereof:

               "(d) Mandatory Prepayment or Termination. If the Cash Collateral Release Date has not occurred on or prior to February 10, 2003, then the Loans shall become due and payable in full on February 11, 2003 and the Borrower shall prepay the Loans on such date (or if no Loans are then outstanding, the Commitments (and the Lenders' obligations hereunder to extend any credit) shall terminate in full) and the Borrower shall pay on such date to the Administrative Agent for the account of each Lender a non-refundable termination fee equal to one percent (1%) of such Lenders' Loans (or Commitment, as applicable)."

        SECTION 3. Representations and Warranties. The Borrower represents and warrants as of the date hereof to each of the Administrative Agent and the Lenders that after giving effect to this Amendment:


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               (a) The  representations  and  warranties set forth in the Credit
Agreement are true and correct in all material respects except to the extent such representations and warranties expressly related to an earlier date;

               (b) The Borrower is in compliance in all material respects with all other terms and provisions contained in the Credit Agreement required to be observed or performed;

               (c)  No  Default  or  Event  of  Default  has   occurred  and  is
continuing;

               (d) The  Borrower  has  the  corporate  power  and  authority  to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

               (e) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower;

               (f) The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any material contractual obligation binding on the Borrower or any of its Subsidiaries; and

               (g) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

The Borrower acknowledges and agrees that the representations and warranties set forth above shall survive the execution and delivery hereof and shall be deemed made in the Credit Agreement for purposes of Section 7.1(b) of the Credit Agreement.

               SECTION 4. Effectiveness. This Amendment shall become effective on the date the Administrative Agent receives (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and of CSFB, and
(ii) payment of all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, reasonable fees and expenses of its counsel) for which invoices have been submitted to the Borrower. The Administrative Agent shall promptly notify the Borrower and the Lenders of the effective date hereof, and such notice shall be conclusive and binding on all parties hereto.

               SECTION 5 Miscellaneous. (a) Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Upon this Amendment

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becoming  effective as provided  herein,  the term "Loan Document" as defined in the Credit Agreement shall include, without limitation, this Amendment.

               (b) As used in the Credit Agreement, the terms "Agreement," "herein," "hereinafter," "hereunder," "hereto," and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended by this Amendment.

               (c) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

               (d) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The parties hereto each hereby consents to the non-exclusive jurisdiction of the state and federal courts of the State of New York and irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

               (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of this Amendment by fax will be deemed as effective delivery of an originally executed counterpart.

                            [Signature pages follow]


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written.

                                        BORROWER:

                                        NORTHWESTERN CORPORATION


                                        By:  /s/ Eric R. Jacobsen
                                            ------------------------------------
                                            Name:     Eric R. Jacobsen
                                            Title:    Senior Vice President,
                                                      General Counsel & Chief
                                                      Legal Officer


                                       ADMINISTRATIVE AGENT:

                                       CREDIT SUISSE FIRST BOSTON


                                       By:  /s/ James P. Moran
                                            ------------------------------------
                                            Name:     James P. Moran
                                            Title:    Director


                                       By:  /s/ S. William Fox
                                            ------------------------------------
                                            Name:     S. William Fox
                                            Title:    Vice President


                                       LENDER


                                       CREDIT SUISSE FIRST BOSTON,
                                       CAYMAN ISLANDS BRANCH


                                       By:  /s/ James P. Moran
                                            ------------------------------------
                                            Name:     James P. Moran
                                            Title:    Director


                                       By:  /s/ S. William Fox
                                            ------------------------------------
                                            Name:     S. William Fox
                                            Title:    Vice President


             Signature Page to Amendment No. 1 to Credit Agreement